SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2003

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-25756 (Commission File Number)	72-1280718 (I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item  9.    Regulation FD Disclosure

Presentation by management of the Registrant to United Kingdom institutional investors, September 22, 2003.

Investor Presentation

United Kingdom Visits

September 22-23, 2003

Presentation Outline

•	Our Markets
•	Strategic Direction
•	Our Current Paths
•	A Path Of Lower Risk
•	Investment Perspective
•	Comparatives

Forward Looking Statements
Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.

Our Markets

Our Markets

Louisiana – Top Rankings

•	Ranked 1st In Sugar Cane And Salt, 2nd In Sweet Potatoes And Rice
•	2nd Largest Producer Of Natural Gas And 5th Largest Producer Of Oil
•	2nd Largest Refiner Of Petroleum; Manufacture ¼ Of US Petrochemicals
•	Five Of The Top 12 Deepwater Ports Are In Louisiana; Half Of All U.S. Grain Exports Go Through Louisiana
•	2nd Largest Fishing Industry In U.S.—26% Of All Seafood Landed
•	Ranked 3rd In % Growth In Income (+9.4% Since 2000)
•	Ranked 1st In Productivity Of Manufacturing Workers
•	Ranked 4th In Bloomberg’s “Wealth-Friendly” States
•	Ranked 5th In % Of Earnings Given To Charity
•	New Orleans Ranked 4th In Wealth Builder Areas”—Brookings Institution
•	New Orleans Named 3rd Best Restaurant Town; 6 Million Annual Visitors

[LOGO]

Our Markets

Metro Versus Rural Markets

	IBKC Target Markets	Rest Of Louisiana	Total Louisiana	United States
Statistics
Land area, 2000 (square miles)	14,186	29,376	43,562	3,537,438
% of Louisiana	33%	67%	100%
Persons per square mile, 2000	226	43	103	80
Population, 2001 estimate	3,203,364	1,262,066	4,465,430	284,796,887
% of Louisiana	72%	28%	100%
Population, 2000	3,206,303	1,262,673	4,468,976	281,421,906
Population, 1990	3,010,000	1,209,997	4,219,996	248,825,735
Population, % change, 1990 to 2000	6.5%	4.4%	5.9%	13.1%
Housing units, 2000	1,325,098	522,083	1,847,181	115,904,641
% of Louisiana	72%	28%	100%
Median household money income, 1999	$34,380	$27,735	$32,566	$41,994
Median value of owner-occupied housing units, 2000	$90,347	$71,428	$85,000	$119,600
Persons below poverty, percent, 1999	18.9	21.5	19.6	12.4
Mean travel time to work (minutes), 2000	24.9	27.8	25.7	25.5
Retail sales, 1997 ($1000)	$29,041,973	$6,765,921	$35,807,894	$2,460,886,012
% of Louisiana	81%	19%	100%
Deposits, June 30, 2002 ($ millions)	$38,601	$11,156	$49,757	$4,605,962
% of Louisiana	78%	22%	100%
Offices	1,031	473	1,504	86,577
% of Louisiana	69%	31%	100%
Deposits Per Office ($ millions)	$37	$24	$33	$53
Persons Per Office	3,107	2,668	2,969	3,290

Target Markets:

•	1/3 Of Land Mass
•	Nearly ¾ Of Louisiana’s Population, Housing, Retail Sales, Deposits, And Offices
•	About 25% Higher Household Income And Property Values
•	Approximately 50% Greater Population Growth And Deposits Per Office

Our Markets

The Markets We Serve

Our Markets

Strategic Markets

•	Focus On Markets With Greater Population Density And Income
•	Convenience-Based Distribution Strategy
•	Metro Market Credit Underwriting And Fee Structures

Our Markets

Favorable Economic Statistics

•	Oil & Gas Runs Counter Cyclical To National Economy
•	Favorable Energy Pricing And Trends
•	Lower Level Of Unemployment In Targeted Markets
•	Generally Better Employment Characteristics
•	Markets We Know Very Well
•	Target Clients And Relationships
•	Methodical Growth

Our Markets

Market Competitiveness

Deposit Market Share Concentration

By Fed-Defined Market

Data and HHI on June 30, 2002

Fed Banking Market	Fed Market Number	Market Deposit HHI
IBERIABANK Corporation Target Markets:
Iberia, LA	2609	2,227
Lake Charles, LA	852	2,138
Baton Rouge, LA	95	1,819
Houma-Thibodaux, LA	711	1,751
Shreveport-Bossier City, LA	1455	1,747
Tangipahoa, LA	1546	1,726
Alexandria, LA	17	1,696
New Orleans, LA	1142	1,646
Monroe, LA	1073	1,269

Average (Ex-Lafayette)		1,780

Lafayette, LA	850	718

Peer Markets:

Fed Banking Market	Fed Market Number	Market Deposit HHI
Jacksonville, FL	757	2,183
Mobile, AL	1061	1,999
Fredericksburg, VA	549	1,841
Savannah Area, GA	1420	1,714
Orlando, FL	1184	1,561
Raleigh, NC	1317	1,543
Asheville, NC	48	1,535
Gulf Shores, AL	638	1,479
Ocala, FL	1164	1,382
West Palm Beach, FL	1690	1,314
Tallahassee, FL	1540	1,297
Atlanta, GA	60	1,286
Birmingham, AL	132	1,284
Tampa Bay, FL	1544	1,276
Huntsville, AL	724	1,246
Roanoke, VA	1355	1,241
Dallas, TX	386	1,208
Beaumont-Port Arthur, TX	101	1,207
Baltimore, MD-PA	78	1,190
Decatur, AL	404	1,184
Knoxville, TN	837	1,182
Annapolis, MD	40	1,172
Gainesville, FL	559	1,164
Nashville, TN	1124	1,118
Naples, FL	1121	1,050
Pensacola, FL	1221	1,034
Athens, GA	55	939
Washington, DC-MD-VA-WV	1656	825

Average		1,338

Herfindahl-Hirschman Index Weightings

Bank Deposits are weighted at 100%

Savings Bank Deposits are weighted at 50%

Thrift Deposits are weighted at 50%

Strategic Direction

Strategic Direction

Brief History

•	One Of Oldest Banks In LA—March 12, 1887
•	Mutual Thrift Until IPO In 1995
•	Converted To Bank Charter in 1997
•	Acquired Branches From FCOM in 1998
•	New Leadership Team In Place In Late 1999
•	New Strategic Direction Set 4 Years Ago
•	Focus On Core Earnings And Performance

Strategic Direction

Our Current Position

•	$2 Billion One-Bank Holding Company
•	3rd Largest Independent BHC In Louisiana
•	Market Capitalization Of Over $330 Million
•	40 Offices Serving Acadiana, New Orleans, and Northeast Louisiana
•	Excellent Geographic Diversification
•	Commercial Bank With A Relationship Focus

Strategic Direction

Our Unique Position In Louisiana

	LA ($mm)	LA %Total
Hibernia	$10,652	87%
Bank One	9,171	10%
Whitney	4,266	78%
Regions	3,291	12%
IBERIABANK	1,406	100%
Amsouth	1,371	5%
Hancock	1,206	41%
Union Planters	705	3%
BancorpSouth	348	4%

Deposits On 6/30/02; IBERIABANK Figures Include Completed Acquisition Of Acadiana Bancshares, Inc.

Strategic Direction

Underlying Focus

•	Belief In The Power Of Progression
•	Shareholder Returns
•	Predictability – Clients, Associates And Shareholders
•	Remain Disciplined And Conservative
•	Critical Issues:
•	Focus On People And Relationships, Less On Facilities And Products
•	Make The Right Kind Of Investments
•	Continuous Improvement—A Way Of Life

Strategic Direction

Focusing On The People

•	Rapidly Expanding Commercial And Private Banking/High Net Worth Franchise
•	Tremendous Strategic Hires
•	People Incented And “Wear Many Hats”
•	Outstanding Advisory Board In Place
•	Exceptional Growth In New Orleans
•	Focus On Taking Market Share — Selectively

Strategic Direction

Making Right Investments

•	Substantial Infrastructure Improvements
•	New Telephone System
•	New Routers/Servers
•	New Desktops/Laptops
•	Branch/ATM Additions And Improvements
•	Simplifying Product Set
•	Share Repurchase Programs
•	Acquisition Of Acadiana Bancshares

Our Current Paths

Our Current Paths

Loan Portfolio Transformation

Loans: 1.3 Billion

Figures on 6/30/03

Our Current Paths

Loan Portfolio Composition

Mortgage

	Amount	%Group	%Total
Private Banking	$58	17%	4%
Fixed	113	33%	8%
ARM	173	50%	13%

Residential RE	$344	100%	26%

Consumer

	Amount	%Group	%Total
Indirect	$234	50%	18%
Home Equity	165	35%	12%
Credit Card	9	2%	1%
Other Consumer	62	13%	5%

Total	$470	100%	35%

Commercial

	Amount	%Group	%Total
Institutional	$61	12%	5%
Commercial RE	153	29%	11%
Oil & Gas-related	32	6%	2%
C&I / Private Banking *	274	53%	21%

Total Commercial	$519	100%	39%

*	Includes Private Banking Loans Not Secured By Real Estate

Figures on 6/30/03; Dollars in Millions

Our Current Paths

Deposit Base Transformation

Deposits: $1.5 Billion

Figures on 6/30/03

Our Current Paths

Deposit Base Composition

Noninterest

	Amount	% Total
Commercial	$136	71%
Retail	44	23%
PFs/Escrows/Other	10	5%

Total	$190	100%

Market

	Amount	% Total
Lafayette	$648	42%
New Iberia	401	26%
New Orleans	250	16%
North Louisiana	216	14%
All Other	12	1%

Total	$1,526	100%

Segment

	Amount	% Total
Retail	$1,149	75%
Commercial	205	13%
PFs/Escrows/Other	173	11%

Total	$1,526	100%

Figures on 6/30/03; Dollars in Millions

Continuous

Improvement

Continuous Improvement

Average Earning Assets

Continuous Improvement

Net Interest Margin (T/E)

Continuous Improvement

Total Revenues (T/E)

Continuous Improvement

Book Value Per Share

Continuous Improvement

Profitability - Quarterly EPS

•	FAS 142 Impact of $0.08 Per Quarter (Beginning 1Q02)

Continuous Improvement

Toward Financial Goals

3-5 Year Goals

•	Focus: Core Profitability
•	13% to 15% ROE In 3-5 Years
•	Tangible Efficiency <50%
•	Annual Growth Throughout:
•	Loans: 7% to 10%
•	Deposits: 2% to 4%
•	EPS: Double-Digit

Continuous Improvement

Return On Tangible Equity

•	Used Only Purchase Accounting – No Poolings
•	All Acquisitions Were Cash Except Recent Acadiana Acquisition (20% Cash)
•	Disproportionate Level Of Intangibles Compared To Peers
•	All Future Deals Must Use Purchase Method
•	ROEs Are Penalized Using Purchase

Continuous Improvement Dividend Payout Ratio

•	Raised Dividend Every Year Since IPO In 1995
•	Strong Earnings Growth Over Last 4 Years Exceeded Dividend Growth
•	Result: Dividend Payout Ratio Declined Rapidly
•	Of 139 BHCs In Southern U.S. Paying Dividends, Average Payout Ratio Is 35%
•	Current Dividend Would Need To Increase 34% To Attain 35% Payout

*	Declared Dividend of $0.24 For 3Q03 Divided By 2Q03 Basic EPS Of $0.92

A Path Of Lower Risk

A Path Of Lower Risk Credit Risk Statistics

	12/31/01	12/31/02	6/30/03
Total NPAs* ($ millions)	$13.0	$6.6	$7.5
Total OREO ($ millions)	$5.8	$2.1	$2.0
NPAs* / Total Assets	0.91%	0.42%	0.37%
30+ Days Past Due **	1.43%	0.89%	0.91%

Allowance For Loan Losses	$11.1	$13.1	$16.8
Loan Loss Reserve / Loans	1.16%	1.25%	1.26%
Reserve Coverage Of NPAs*	86%	198%	225%
Reserve Coverage Of NPLs	160%	302%	313%

Quarterly Net C/O’s*** / Loans	0.44%	0.44%	0.25%
Provision/Net Charge-Offs	1.2	1.5	1.9

*	NPAs Include Nonaccruing Loans, Foreclosed Assets, OREO, And Accruing Loans More Than 90 Days Past Due

**	30+ Days Past Due Include Nonaccruing Loans

***	4Q 2002 Net Charge-Offs On An Annualized Basis

A Path Of Lower Risk Interest Rate Risk

	-200 bps	-100 bps	Base Case	+100 bps	+200 bps
Change In NII	-1%	8%	0%	1%	-3%
Change in EVE	23%	13%	0%	-7%	-15%

Source: Bancware model, as of August 31, 2003.

•	New ALCO/Budget/Forecast/FTP System
•	Limited Inherent Interest Rate Risk
•	Relatively Few Fixed Mortgages
•	Time Deposits Only 42% Of Total Deposits
•	Short Bond Portfolio (About 4 Years)
•	No Material Extension Risk

A Path Of Lower Risk Lower Risk Posture

We Have:

•	No Airline Exposure
•	No Telecom Exposure
•	No High-Technology Exposure
•	No Broadly Syndicated Transactions
•	No REIT Subsidiaries
•	No Pension Plans (Only 401k And ESOP)
•	No Material MSRs

Investment Perspective

Investment Perspective EPS “Comfort Ranges”

Year	EPS Range	Act/Est		% Change
2000	$2.10-2.15	$2.12		+18%
2001	$2.36-2.41	$2.36		+11%
2002 Ex-FAS142	$2.60-2.65	$2.69		+14%
W/ FAS142	$2.93-2.98	$3.02		+28%
2003 (est.)	$ 3.37-3.42	$3.42	*	+13%	*
2004 (est.)	“Double Digit”	$3.79	*	+11%	*

*	Average IBES Analyst Estimates On 9/14/03 For Years 2003 And 2004

Investment Perspective Stock Price

Source: Bloomberg

Investment Perspective Price-To-Earnings Ratio

Source: Bloomberg

Investment Perspective  Market-To-Book Ratio

Source: Bloomberg

Investment Perspective  Institutional Holders

Source: Bloomberg

Investment Perspective  Excellent Analyst Coverage

Firm	Rating	Buys*	Holds**	Sells***
Stifel Nicolaus	Buy	56%	41%	3%
FTN Midwest Research	Buy	30%	65%	5%
STI Robinson-Humphrey	Overweight	47%	37%	16%
Stephens	Overweight	57%	40%	3%
Morgan Keegan	Outperform	42%	52%	6%
Friedman Billings Ramsey	Market Perform	46%	43%	11%
Sterne Agee & Leach	Buy	42%	53%	5%
Keefe, Bruyette & Woods	Market Perform	43%	53%	4%

	Average	45%	48%	7%

*	Includes “Strong Buy”, “Buy”, “Outperform”, and “Overweight”.

**	Includes “Hold”, “Market Perform”, “Equal Weight” and “Neutral”.

***	Includes “Sell”, “Under Perform”, “Underweight”, “Not Rated” and “Never”.

Comparatives

Comparatives IBKC Stock Price Appreciation

In The Southern US				In The United States
Rank		3 Year Apprec.	Percentile	Rank	Ticker	3 Year Apprec.	Percentile
1	IBKC	192%	100%	4	IBKC	192%	99%
3	OZRK	140%	96%	9	OZRK	140%	96%
5	ALAB	130%	92%	13	PRSP	138%	94%
11	CCBG	82%	80%	16	ALAB	130%	93%
12	HIB	81%	78%	43	CCBG	82%	80%
13	HBHC	73%	76%	45	HIB	81%	79%
15	MSBK	52%	64%	57	HBHC	73%	74%
18	SFNCA	47%	67%	79	MSBK	52%	64%
20	PHC	41%	63%	87	SFNCA	47%	60%
26	WTNY	35%	51%	88	SWBT	45%	59%
36	BXS	19%	31%	95	PHC	41%	56%
37	NBY	19%	29%	107	WTNY	35%	50%
39	CNB	15%	25%	141	BXS	19%	35%
40	TSFG	13%	24%	142	NBY	19%	34%
42	TRMK	10%	20%	151	CNB	15%	30%
49	SNV	-2%	6%	154	TSFG	13%	29%
				163	TRMK	10%	24%
				188	SNV	-2%	13%

Between December 31, 1999 and December 31, 2002

Comparatives  Southern U.S. Bank Holding Co.s

	IBKC	Southern U.S. BHCs	Variance
Return On Avg. Assets	1.23%	0.93%	0.30%
Return On Avg. Equity	13.47%	10.57%	2.90%

P/E—Trailing 12 Months	15.5	22.4	(6.9)
P/E—2003	14.6	17.7	(3.0)
P/E—2004	13.2	15.0	(1.8)

Market-to-Book	1.77	1.88	(0.1)

Dividend Yield *	1.92%	2.04%	-0.12%
Dividend Payout Ratio *	23.7%	34.9%	-11.2%
*Only Bank Holding Companies Paying Dividends

Institutional Ownership	55.8%	12.5%	43.3%

Source: Bloomberg On September 17, 2003

Southern BHCs 2003 P/E Ratios

Source: Bloomberg On September 17, 2003

Southern BHCs 2004 P/E Ratios

Source: Bloomberg On September 17, 2003

Southern BHCs Market-to-Book Ratios

Source: Bloomberg On September 17, 2003

Southern BHCs Dividend Yield

Source: Bloomberg On September 17, 2003

Southern BHCs Estimated L/T EPS Growth Rate

Source: Bloomberg On September 17, 2003

Summary Of IBKC

•	Large Bank Resources & Small Bank Agility
•	People And Relationship Focused
•	Emphasis On Taking Market Share
•	Turnaround; Now Showing Growth Results
•	EPS/Stock Price Linkage – Shareholder Focus
•	Reducing Risk Posture In Many Ways
•	Building A Solid Platform For Future Growth
•	Tremendous Expansion Opportunities

iBERIABANK

An Independent Louisiana BankTM

Appendix A

Background Markets—Acadiana

•	Trade Area Of About 600,000
•	Record Retail Sales In 2001 & 2002
•	Record Home Sales In 2001 & 2002
•	Construction – 3rd Best Year
•	Lafayette Unemployment Rate = 5.0% (3rd)
•	Lafayette Had Largest Job Growth In The State
•	3rd Highest Per Capita Income In The State (2000)
•	Inc. Magazine: 13th Best US City To Start/Grow Business
•	Milken Institute: 44th In Relative Output Growth in 1990’s

Background Markets – North Louisiana

•	Trade Area Of About 300,000
•	Regional Hub For Commerce, Health Care, Transportation
•	Major Employers: Chase Manhattan Mortgage, State Farm, CenturyTel
•	Consistent, Steady Employment Performance
•	Ouachita Parish Unemployment Rate = 7.0% (9th); Lincoln Parish = 5.3% (4th)
•	Ouachita – 12th Highest Per Capita Income; Lincoln Parish – 24th Highest in The State

Background Markets – New Orleans

•	Trade Area Of About 1.5 Million
•	Tourism Holding Up Well; 6 Million Visitors Annually
•	Port; Strong Military Presence
•	Awarded Hornets NBA Team
•	Excellent Commercial Middle Market
•	Jefferson Parish Unemployment Rate = 5.8% (6th); Orleans Parish = 7.5% (17th)
•	Jefferson Parish Per Capita Income 2nd Highest In The State; Orleans Parish is 6th Highest

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBERIABANK CORPORATION

By:	/s/ Daryl G. Byrd
Daryl G. Byrd President and Chief Executive Officer

DATE:    September 22, 2003